Exhibit 10.11

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
This First Amendment to Agreement of Purchase and Sale (this “Amendment”) is entered into as of July 1, 2016 by and between SEARS OUTLET STORES, L.L.C., a Delaware limited liability company (“Seller”), and LIT-ACQUISITIONS, L.L.C., a Delaware limited liability company (“Purchaser”).
RECITALS:
A.Purchaser and Seller entered into an Agreement of Purchase and Sale dated May 19, 2016 (the “Agreement”), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the Property more particularly described in the Agreement, located in Alameda County, California. All capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.
B.Seller and Purchaser now desire to amend the Agreement on the terms and conditions set forth in this Amendment.
AGREEMENTS:
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows:
1.Inspection Period. The Inspection Period is hereby extended and will expire on July 18, 2016.
2.Closing Date. Notwithstanding anything contained in the Agreement to the contrary, the Closing Date shall be July 27, 2016.
3.Ratification; Governing Law. Seller and Purchaser hereby ratify the terms of the Agreement and acknowledge that, except as herein modified, the Agreement is in full force and effect. If any inconsistency exists or arises between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control. This Amendment shall be governed by the laws of the State of California.
4.Counterparts; Delivery. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one document. To facilitate execution of this Amendment, the parties hereto may execute and exchange, by telephone facsimile or electronic mail PDF, counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]Signature Page

Executed as of the date first written above.

SELLER:	SEARS OUTLET STORES, L.L.C., a Delaware limited liability company
By:/s/ ROHIT JACOB
DVP, Real Estate

PURCHASER:	LIT-ACQUISITIONS, L.L.C., a Delaware limited liability company
By:/s/ STACEY MAGEE
Vice President